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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1996-LB1)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    33-84924               13-3439681
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(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)        Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                              10048
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(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                   Description
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     1                            23          Consent of Independent Accountants





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 20, 1996

                                     SALOMON BROTHERS MORTGAGE
                                     SECURITIES VII, INC.



                                     By:      /S/ SUSAN S. WOODBURY
                                              ---------------------
                                     Name:    Susan S. Woodbury
                                     Title:   Assistant Vice President





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                                INDEX TO EXHIBITS
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Exhibit No.                  Description                             Page
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   1              Consent of Coopers & Lybrand L.L.P.                  5